Alpine Equity Trust
Alpine Series Trust

on behalf of each Series of the Trusts

Supplement Dated June 9, 2011 to the
Statements of Additional Information dated March 1, 2011

The “Portfolio Transactions” section of the Statements of Additional Information for Alpine Equity Trust and Alpine Series Trust is replaced with the language below.

PORTFOLIO TRANSACTIONS

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. The Adviser will engage in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e) of the 1934 Act.

The Adviser’s research service payment program would use commissions to purchase research services with “intellectual content” such as, statistical, research, and other factual information or services. Examples of these types of research services include: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations.  If the function or usage of a research service may in part fall outside the “intellectual content” criteria (such as accounting or marketing functions), then the Adviser will only use commissions to pay the portion of the service or research that assists it in the investment decision-making process, but will not use commissions to pay for that portion of a service that provides it with administrative assistance.

Arrangements for the receipt of research services from brokers may create conflicts of interest, such as reducing the expenses of the Adviser or increasing a Fund’s commission costs.  Research services furnished to the Adviser by brokers that effect securities transactions for the Funds may be used by the Adviser in servicing other investment companies and accounts which the Adviser manages. Similarly, research services furnished to the Adviser by brokers that effect securities transactions for other investment companies and accounts which the Adviser manages may be used by the Adviser in servicing the Funds. Not all of these research services are used by the Adviser in managing any particular account, including the Funds.

Please retain this Supplement for future reference.